First Amendment to Employment Agreement

FIRST AMENDMENT, dated July 12, 2005 (this "Amendment"),  to Employment Agreement, dated as of the 30th day of September, 2003, and effective as of October 1, 2003 (the "Effective Date") between Forward Industries, Inc., a New York corporation with offices at 1801 Green Road, Suite E, Pompano Beach, Florida 33064 (the "Company"), and Douglas W. Sabra, residing at 7441 Brunswick Circle, Boynton Beach, Florida 33437  ("Executive").

WHEREAS, the Company and Executive entered into an Employment Agreement dated September 30, 2003 and effective as of October 1, 2003 (the "Agreement"); and

WHEREAS the Company and the Employee desire to extend the term of and amend the Agreement in accordance with the terms of this Amendment, as set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended effective July 12, 2005 as follows:

1. Section 3:  "Employment Term" of the Agreement is hereby amended to expire on December 31, 2008.

2. Section 5(a): The term "Salary" as set forth in Section 5(a) of the Agreement is hereby amended to read $185,000 in lieu of $150,000.  All references to "Salary" in the Agreement (as it may be adjusted in accordance with the terms thereof), as hereby amended, including without limitation in Section 5(c) thereof, shall be conformed in accordance with the terms hereof.

3. All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

The Employment Agreement, as amended hereby, is hereby reaffirmed and restated herein by the undersigned, and said Employment Agreement is hereby incorporated herein by reference as fully as if set forth in its entirety in this First Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and Employee has hereunto set his hand this 12th day of July, 2005, effective as of July 12, 2005.

Company:	/s/_______________________ Jerome E. Ball Chairman and CEO	Executive:	/s/______________________ Douglas W. Sabra Vice President, CFO Assistant Secretary